UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GREAT WOLF RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Explanatory Note
     Due to an administrative error, Great Wolf Resorts, Inc. (the “Company”) inadvertently omitted one nominee for director from the proxy card accompanying its definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2006. The Company has attached to this amendment a revised proxy card setting forth each of the Company’s seven nominees for director. The proxy statement and Notice of Annual Meeting being mailed to the Company’s shareholders on or about April 14, 2006 will include the revised proxy card.

Great Wolf Resorts, Inc.	+

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 — Bruce D. Neviaser	☐	☐	06 — Alissa N. Nolan	☐	☐
02 — John Emery	☐	☐	07 — Howard Silver	☐	☐
03 — Elan Blutinger	☐	☐
04 — Randy Churchey	☐	☐
05 — Michael M. Knetter	☐	☐

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

0 0 8 9 5 0 2	1 U P X	C O Y		+

Proxy — Great Wolf Resorts, Inc.

Great Wolf Resorts
1 Great Wolf Drive
Scotrun, PA 18355
Proxy Solicited by Board of Directors for Annual Meeting — May 23, 2006 at 9:00 a.m.
John Emery and J. Michael Schroeder, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Great Wolf Resorts, Inc. to be held on May 23, 2006 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted in accordance with the directions of the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Election of Directors.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Continued and to be voted on reverse side.)

Great Wolf Resorts, Inc.		+
000000000.000 ext
000000000.000 ext
	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000 ext

C 1234567890 JNT

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 — Bruce D. Neviaser	☐	☐	06 — Alissa N. Nolan	☐	☐
02 — John Emery	☐	☐	07 — Howard Silver	☐	☐
03 — Elan Blutinger	☐	☐
04 — Randy Churchey	☐	☐
05 — Michael M. Knetter	☐	☐

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

0 0 8 9 5 0 1	1 U P X	C O Y		+

Proxy — Great Wolf Resorts, Inc.

Great Wolf Resorts
1 Great Wolf Drive
Scotrun, PA 18355
Proxy Solicited by Board of Directors for Annual Meeting — May 23, 2006 at 9:00 a.m.
John Emery and J. Michael Schroeder, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Great Wolf Resorts, Inc. to be held on May 23, 2006 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted in accordance with the directions of the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Election of Directors.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Continued and to be voted on reverse side.)